UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

Closed-end Funds	Annual Report

Strategic Global Income Fund, Inc.

Annual Report November 30, 2013

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since June 2011, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (Pursuant to the policy with respect to distributions paid from August 2009 through the monthly distribution for May 2011, the annualized rate had been 7%, which, consistent with the policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 13, 2014

Dear Shareholder,

We present you with the annual report for Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2013.

Performance

For the 12 months ended November 30, 2013, the Fund declined 4.56% on a net asset value basis and declined 10.23% on a market price basis. In comparison, the Fund’s benchmark, the Strategic Global Benchmark1 (the “Benchmark”), declined 4.71%. The median returns for the Fund’s peer group, the Lipper Global Income Funds category were 1.37% and -4.31% on a net asset value basis and market price basis, respectively, over the same period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 6.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”)2 per share during the reporting period. At the close of the preceding annual reporting period, November 30, 2012, the Fund traded at a discount of 8.5%; at the close of the current reporting period, November 30, 2013, the Fund traded at a discount of

14.5%. As of these same dates, the Lipper peer group reported median discounts of 1.5% and 9.9%, respectively.

Market commentary

Despite a number of headwinds, the overall US economy continued to expand during the reporting period. Gross domestic product (“GDP”) growth in the US was an anemic 0.1% during the fourth quarter of 2012. However, the economy then gained some traction, as GDP grew 1.1% and 2.5% during the first and second quarters of 2013, respectively. The Commerce Department reported that third quarter 2013 GDP growth accelerated to 4.1%.3

Growth in other developed countries generally improved during the reporting period, albeit from relatively low levels. In its October 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that, “Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipated that 2013 growth would be -0.4% in the eurozone, but increase to 1.0% in 2014. While growth in emerging market countries remains higher than in their developed country counterparts, the IMF projects that this gap is narrowing. The IMF forecasted that emerging market growth would moderate from 4.9% in 2012 to 4.5% in 2013 (which just ended, and for which final, actual numbers are not yet available). In particular, China’s economy was expected to grow 7.6% in 2013 versus 7.7% in 2012.

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Uwe Schillhorn

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.
[3]	Based on the Commerce Department’s third estimate announced on December 20, 2013, after the reporting period had ended.

Strategic Global Income Fund, Inc.

US spread sector4 performance was generally weak amid periods of increased volatility and rising interest rates. This volatility was triggered by a number of factors, including concerns related to the “fiscal cliff” and sequestration, mixed economic data, geopolitical issues, the 16-day partial government shutdown in October 2013 and uncertainties surrounding future monetary policy by the Federal Reserve Board (the “Fed”). The spread sectors, along with the overall bond market, weakened in May and June 2013 as interest rates moved sharply higher, given the Fed’s announcement that it may begin tapering its asset purchases sooner than previously expected. However, the spread sectors generally rallied beginning in September, as the Fed surprised the market by delaying the taper of its asset purchases. All told, most spread sectors generated mixed results versus equal duration Treasuries during the reporting period. One notable exception was high yield bonds, as they generated strong results. Supporting the high yield market were continued solid corporate fundamentals, low defaults and overall solid demand.

The emerging markets debt asset class was also volatile and produced poor results during the fiscal year. The asset class was negatively impacted by rising US interest rates, moderating growth in many developing countries, generally falling commodity prices and concerns regarding China’s ability to orchestrate a “soft landing” for its economy. While the asset class rallied sharply in September and October 2013 given the Fed’s decision to maintain its asset purchase program, it was not enough to offset periods of weakness.

Portfolio commentary

What worked

•	The Fund’s duration positioning was a positive for the Fund’s performance, given the rising interest rate environment. The Fund’s duration was tactically managed during the reporting period. That said, given our belief that interest rates were unsustainably low, we maintained a duration that was generally two to three years shorter than that of the benchmark. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

•	Our short Japanese yen versus the US dollar position was beneficial for results, as the Japanese government and Bank of Japan took a number of actions to weaken the yen in an effort to boost its export-driven economy.

•	Spread management contributed to performance, driven by the Fund’s out-of-benchmark exposure to the spread sectors.

–	The Fund’s allocations to high yield and investment grade bonds added to value. In particular, our overweight to the financial subsector was rewarded, as their spreads narrowed given improving fundamentals and overall strong investor demand.

–	Our securitized product allocation, including our commercial mortgage-backed securities, asset-backed securities and residential mortgage-backed securities portfolio holdings also aided the Fund’s results.

•	An underweight to emerging markets debt aided the Fund’s relative results, as the asset class generated weak performance.

[4]	A spread sector refers to non-government fixed income sectors, such as high yield bonds, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. The spread measures the difference between the yields paid on non-government securities versus those paid on government securities (in this example, US Treasuries) of comparable duration.

Strategic Global Income Fund, Inc.

What didn’t work

•	While our short Japanese yen versus the US dollar position was beneficial, overall, our currency positioning was negative for results during the 12 months. In particular, our tactical currency trading detracted from performance, as did our short position in the euro. As the reporting period progressed, we reduced the amount of our tactical currency trading.

•	The Fund’s more limited exposure to non-US interest rate markets was a negative for performance relative to the Benchmark during the reporting period. In particular, an underweight to Japanese government bonds detracted from results, as yields declined and they generated solid returns.

•	Our overweight to emerging market local currencies was not rewarded, as they generally depreciated versus the US dollar. While the Fund maintained an overall underweight to emerging markets debt, our preference for local currency denominated debt assets, such as those denominated in emerging market currencies, was not advantageous as their values remained weak during the reporting period.

•	Our yield curve positioning within the spread sectors was a drag on relative results during the reporting period. For example, while allocation to investment grade corporate debt positively contributed to relative results, the Fund’s underweight to the front end of the yield curve (bonds with shorter maturities) detracted. Shorter term investment grade corporate debt, particularly the one- to three-year segment of the yield curve, outperformed as long-term interest rates increased, and the yield curve generally steepened over the period.

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

–	We tactically adjusted the Fund’s spread sector exposure during the 12-month period.

–	Given the added flexibility associated with investment policy changes discussed in a prior report, we increased the Fund’s allocation to high yield bonds.

–	We added to the Fund’s BBB-rated corporate bond exposure during the period under review. (For more on this topic, please see the table on page 7.)

–	We reduced the Fund’s emerging markets debt exposure.

–	The Fund’s duration was shortened during the reporting period.

Use of derivatives

•	The Fund utilized various currency derivatives, such as currency forwards, options and swaps, to manage its currency exposures across both developed and emerging markets. While these instruments were successful in helping adjust the Fund’s currency exposures in certain countries, the overall currency strategy detracted from performance during the reporting period.

•	As part of its spread management strategy, the Fund used various credit derivatives, including but not limited to credit default swaps and credit-linked notes, to attempt to efficiently gain or hedge risk exposures across countries, markets, sectors and issuers. Spread management strategy overall contributed to results.

•	The Fund used several different interest rate derivatives, such as interest rate swaps, futures and options, to adjust its duration and yield curve positioning. Overall, duration and yield curve management strategies contributed to performance during the reporting period.

Strategic Global Income Fund, Inc.

Outlook

The US economy was resilient during the reporting period, and we expect it to continue growing at a solid pace in 2014. The eurozone finally emerged from its lengthy recession in the middle of 2013. While growth will likely be tepid, we believe that the European Central Bank will take the necessary actions to help the region avoid falling back into a recession. Growth in Japan has been supported by aggressive actions by the government and the Bank of Japan. We will closely monitor incoming data to determine if the country’s solid rebound is sustainable. Finally, there are still concerns regarding economic growth in China, and, therefore, we maintain our cautious stance regarding its economy.

We have a generally positive outlook for the spread sectors (that is, non-government debt). In particular, we could experience an environment where investors maintain their exposures just to earn coupon and perhaps benefit from modest spread tightening. Risks to this outlook include uncertainties regarding the pace of the Fed’s transition from policy accommodation to policy normalization. We are also monitoring a potential investor rotation from fixed income to equities. Against this backdrop, we expect to maintain the Fund’s short duration.

We have a neutral near-term outlook for the emerging markets asset class. Current account deficits in some developing countries, such as India, Turkey and Indonesia, have risen in recent months and pressured their currencies—this could lead to slightly higher inflation in those countries, as well as in South Africa and Brazil, given their weaker currencies. Finally, the Fed’s asset purchase tapering could result in periods of heightened volatility. However, we maintain our positive long-term outlook for the emerging markets asset class. While their economic expansions have decelerated somewhat, growth in developing countries should remain higher than in their developed country counterparts. In addition, emerging markets debt-to-GDP ratios and fiscal budgets are relatively more attractive. Finally, we believe that supply/demand technicals should be supportive and lead to spread tightening over time.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

John Dugenske, CFA	Craig Ellinger, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Strategic Global Income Fund, Inc.

Brian Fehrenbach, CFA	Uwe Schillhorn, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2013. The views and opinions in the letter were current as of January 13, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/2013

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	(4.56)%	11.91%	7.65%
Lipper Global Income Funds median	1.37	12.62	7.70
Market price returns

Strategic Global Income Fund, Inc.	(10.23)%	13.97%	4.98%
Lipper Global Income Funds median	(4.31)	14.56	9.57
Index returns

Strategic Global Benchmark[1]	(4.71)%	6.89%	6.01%
Citigroup World Government Bond Index[2]	(4.00)	3.89	4.66

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Any performance information reflects the deduction of the Fund’s fees and expenses, as indicated in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and the risks associated with investing in the securities of non-US issuers, including those located in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	11/30/13		05/31/13		11/30/12
Net asset value	$10.42		$11.12		$11.70
Market price	$8.90		$10.07		$10.71
12-month dividends/distributions	$0.7784		$0.8035		$0.9687
Monthly dividend/distribution at period-end	$0.0528		$0.0576		$0.0581
Net assets (mm)	$190.2		$203.1		$213.6
Weighted average maturity (yrs.)	9.1		7.2		8.7
Duration (yrs.)[2]	3.9		5.1		5.5
Currency exposure[3]	11/30/13		05/31/13		11/30/12
US dollar denominated	73.0%		66.8%		61.1%
Foreign denominated	27.0		33.2		38.9
Total	100.0%		100.0%		100.0%
Top ten countries[4] (bond holdings)	11/30/13		05/31/13		11/30/12
United States	50.1%	United States	42.8%	United States	48.0%
United Kingdom	5.4	Netherlands	4.8	Germany	6.9
Brazil	3.5	Argentina	4.1	Cayman Islands	3.8
Russia	3.2	Germany	3.4	Argentina	3.6
Germany	2.5	Russia	3.1	United Kingdom	3.4
France	2.5	Brazil	3.1	France	3.0
Italy	2.5	United Kingdom	2.4	Netherlands	2.5
Spain	2.4	India	2.4	India	2.2
India	2.0	Italy	2.2	Brazil	2.2
Mexico	1.9	Cayman Islands	2.1	Norway	2.1
Total	76.0%	Total	70.4%	Total	77.7%
Credit quality[5]	11/30/13		05/31/13		11/30/12
AAA	3.2%		3.5%		3.7%
US Treasury[6]	6.6		4.5		8.5
US Agency[6,7]	8.8		8.0		9.0
AA	7.3		5.3		3.6
A	12.2		10.9		8.7
BBB	20.0		17.8		13.6
BB	10.3		13.6		11.0
B	5.7		5.2		5.2
CCC	0.2		0.2		0.2
CC	—		—		0.5
D	0.6		0.6		1.3
Non-rated	24.7		28.1		32.8
Cash equivalents	0.6		3.9		5.1
Other assets less liabilities	(0.2)		(1.6)		(3.2)
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Exposure represents a percentage of market value as of the dates indicated.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country), certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.
[6]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of November 30, 2013 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of November 30, 2013

Bonds
Corporate bonds
Aerospace & defense	0.06%
Automobiles	0.03
Building products	0.28
Capital markets	3.88
Chemicals	0.79
Commercial banks	8.06
Commercial services & supplies	0.11
Computers & peripherals	0.29
Construction materials	0.59
Consumer finance	2.38
Diversified financial services	5.41
Diversified telecommunication services	0.61
Electric utilities	0.20
Electrical equipment	0.01
Electronic equipment, instruments & components	0.03
Energy equipment & services	0.33
Entertainment	0.04
Food & staples retailing	0.28
Gas utilities	0.26
Health care providers & services	0.12
Health care technology	0.03
Hotels, restaurants & leisure	0.27
Household durables	0.02
Independent power producers & energy traders	0.07
Insurance	2.18
Machinery	0.64
Media	0.39
Metals & mining	2.64
Oil, gas & consumable fuels	6.57
Paper & forest products	0.09
Real estate investment trust (REIT)	0.02
Specialty retail	0.06
Tobacco	0.24
Trading companies & distributors	0.34
Transportation infrastructure	1.37
Wireless telecommunication services	0.19

Total corporate bonds	38.88

Asset-backed securities	0.76%
Collateralized debt obligations	4.51
Commercial mortgage-backed securities	6.72
Mortgage & agency debt securities	11.01
Municipal bonds	2.56
US government obligations	6.57
Non-US government obligations	23.98
Structured notes	2.75
Supranational bonds	1.48

Total bonds	99.22

Common stock	0.01
Short-term investment	0.55
Options purchased	0.40

Total investments	100.18

Liabilities, in excess of cash and other assets	(0.18)

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount		Value
Bonds: 99.22%
Corporate bonds: 38.88%
Australia: 0.51%
Sydney Airport Finance Co., Pty Ltd., 8.000%, due 07/06/15	AUD	1,000,000	$964,792

Brazil: 1.08%
Petrobras Global Finance BV, 4.375%, due 05/20/23		$1,100,000	1,009,250
Petrobras International Finance Co., 5.375%, due 01/27/21		1,000,000	999,024
Vale Overseas Ltd., 6.875%, due 11/21/36		50,000	50,940
			2,059,214

Canada: 0.03%
Teck Resources Ltd., 6.250%, due 07/15/41		65,000	63,475

Cayman Islands: 0.56%
Transocean, Inc., 6.800%, due 03/15/38		500,000	545,181
XLIT Ltd., 5.250%, due 12/15/43		500,000	506,640
			1,051,821

China: 0.87%
China Lesso Group Holdings Ltd., 7.875%, due 05/13/16[2]		400,000	420,000
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		400,000	400,500
China Shanshui Cement Group Ltd., 10.500%, due 04/27/17[2]		260,000	280,800
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]		550,000	549,120
			1,650,420

Croatia: 0.23%
Agrokor DD, 8.875%, due 02/01/20[1]		400,000	428,000

Czech Republic: 0.13%
EP Energy AS, 5.875%, due 11/01/19[1]	EUR	165,000	244,147

France: 0.87%
Reseau Ferre de France, 5.500%, due 12/01/21[2]	GBP	860,000	1,646,586

	Face amount		Value
Indonesia: 0.49%
Pertamina Persero PT, 6.000%, due 05/03/42[2]		$1,150,000	$925,750

Kazakhstan: 0.89%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO, 6.250%, due 05/20/15[2]		1,616,000	1,686,700

Luxembourg: 0.66%
ArcelorMittal, 5.000%, due 02/25/17		1,000,000	1,061,250
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		125,000	136,562
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]		50,000	53,125
			1,250,937

Mexico: 0.56%
America Movil SAB de CV, 5.000%, due 03/30/20		210,000	227,789
Cemex SAB de CV, 5.875%, due 03/25/19[1]		350,000	343,000
9.000%, due 01/11/18[1]		450,000	492,750
			1,063,539

Netherlands: 1.29%
EDP Finance BV, 6.000%, due 02/02/18[1]		1,000,000	1,066,250
LyondellBasell Industries NV, 6.000%, due 11/15/21		1,200,000	1,389,325
			2,455,575

Norway: 1.74%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	152,000,000	1,472,960
5.500%, due 06/26/17		$1,750,000	1,839,688
			3,312,648

Russia: 2.42%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[2]		1,900,000	2,142,250
VEB Finance Ltd., 6.800%, due 11/22/25[2]		900,000	941,625
VTB Capital SA, 6.950%, due 10/17/22[2]		1,500,000	1,528,125
			4,612,000
South Africa: 0.06%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20		125,000	118,125

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount		Value
Bonds—(continued)
Corporate bonds—(continued)
Spain: 0.74%
BBVA US Senior SAU, 4.664%, due 10/09/15		$700,000	$737,449
Telefonica Emisiones SAU, 3.192%, due 04/27/18		660,000	673,716
			1,411,165

Turkey: 0.86%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[2]		1,800,000	1,638,000

Ukraine: 1.07%
Biz Finance PLC, 11.000%, due 02/03/14[3]	UAH	10,800,000	1,213,852
Naftogaz Ukraine, 9.500%, due 09/30/14		$880,000	827,200
			2,041,052

United Kingdom: 3.80%
Barclays Bank PLC, 5.140%, due 10/14/20		1,000,000	1,061,545
FCE Bank PLC, 5.125%, due 11/16/15[2]	GBP	500,000	872,997
Lloyds Bank PLC, 11.875%, due 12/16/21[2,4]	EUR	1,000,000	1,684,912
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		$2,010,000	2,038,797
Wellcome Trust Finance PLC, 4.750%, due 05/28/21	GBP	860,000	1,575,538
			7,233,789

United States: 19.60%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$65,000	71,644
Allstate Corp., 5.750%, due 08/15/53[4]		780,000	791,700
Ally Financial, Inc., 8.300%, due 02/12/15		505,000	545,400
Altria Group, Inc., 9.950%, due 11/10/38		161,000	246,676
AmeriGas Finance LLC, 6.750%, due 05/20/20		30,000	32,700
Anadarko Petroleum Corp., 6.450%, due 09/15/36		500,000	579,720
AT&T, Inc., 6.500%, due 09/01/37		125,000	138,571

	Face amount		Value
Barrick North America Finance LLC, 5.750%, due 05/01/43		$1,015,000	$892,665
BE Aerospace, Inc., 6.875%, due 10/01/20		100,000	110,000
Berry Petroleum Co., 6.750%, due 11/01/20		50,000	52,000
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19		25,000	28,031
Case New Holland, Inc., 7.875%, due 12/01/17		1,025,000	1,212,062
CDW LLC, 8.500%, due 04/01/19		50,000	55,562
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	26,844
Chrysler Group LLC, 8.000%, due 06/15/19		55,000	61,050
CIT Group, Inc., 5.500%, due 02/15/19[1]		75,000	80,812
5.000%, due 08/15/22		1,825,000	1,806,750
Citigroup, Inc., 0.887%, due 05/31/17[4]	EUR	1,900,000	2,504,328
Series D, 5.350%, due 05/15/23[4,5]		$1,170,000	1,032,525
5.500%, due 09/13/25		1,000,000	1,058,551
Clearwire Communications LLC, 12.000%, due 12/01/15[1]		20,000	20,600
Coleman Cable, Inc., 9.000%, due 02/15/18		15,000	15,825
Comcast Corp., 6.950%, due 08/15/37		100,000	121,922
Denbury Resources, Inc., 8.250%, due 02/15/20		100,000	110,375
Diamond Resorts Corp., 12.000%, due 08/15/18		65,000	72,150
DirecTV Holdings LLC, 6.000%, due 08/15/40		160,000	155,588
DISH DBS Corp., 7.875%, due 09/01/19		200,000	231,500
Eagle Spinco, Inc., 4.625%, due 02/15/21[1]		100,000	97,000
El Paso LLC,
7.000%, due 06/15/17		1,500,000	1,697,556
7.250%, due 06/01/18		1,000,000	1,137,366
Energy Transfer Partners LP, 7.500%, due 07/01/38		1,000,000	1,172,448
ExamWorks Group, Inc., 9.000%, due 07/15/19		80,000	87,200

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Felcor Lodging LP, 6.750%, due 06/01/19	$25,000	$26,750
Fidelity National Financial, Inc., 5.500%, due 09/01/22	340,000	357,511
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1,000,000	1,256,856
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	114,500
9.000%, due 08/15/31	60,000	60,450
General Electric Capital Corp.,Series C, 5.250%, due 06/15/23[4,5]	850,000	803,250
General Motors Financial Co., Inc., 4.750%, due 08/15/17[1]	1,740,000	1,844,400
Georgia-Pacific LLC, 8.875%, due 05/15/31	100,000	139,768
Glencore Funding LLC, 2.500%, due 01/15/19[1]	1,190,000	1,148,931
HCA, Inc., 5.875%, due 03/15/22	25,000	25,937
Hiland Partners LP, 7.250%, due 10/01/20[1]	200,000	213,000
Host Hotels & Resorts LP, Series Q, 6.750%, due 06/01/16	14,000	14,201
International Lease Finance Corp., 7.125%, due 09/01/18[1]	75,000	86,719
Key Energy Services, Inc., 6.750%, due 03/01/21	75,000	76,687
Kinder Morgan Energy Partners LP, 6.500%, due 09/01/39	85,000	94,830
Level 3 Financing, Inc., 8.625%, due 07/15/20	25,000	28,000
Liberty Mutual Group, Inc., 10.750%, due 06/15/58[1,4]	35,000	52,850
Linn Energy LLC,
7.750%, due 02/01/21	100,000	103,750
8.625%, due 04/15/20	100,000	107,000
Masco Corp., 7.125%, due 03/15/20	25,000	28,375
McClatchy Co., 9.000%, due 12/15/22	25,000	27,125

	Face amount	Value
MedAssets, Inc., 8.000%, due 11/15/18	$50,000	$53,875
Mercer International, Inc., 9.500%, due 12/01/17	25,000	27,375
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	2,500,000	2,984,633
MetLife, Inc., 6.400%, due 12/15/36	900,000	922,500
MGM Resorts International, 10.000%, due 11/01/16	105,000	126,262
Michael Foods, Inc., 9.750%, due 07/15/18	100,000	109,000
Monongahela Power Co., 4.100%, due 04/15/24[1]	375,000	374,983
Morgan Stanley,
6.375%, due 07/24/42	525,000	611,776
7.300%, due 05/13/19	1,800,000	2,207,457
MultiPlan, Inc., 9.875%, due 09/01/18[1]	100,000	110,500
Niska Gas Storage US LLC, 8.875%, due 03/15/18	40,000	41,900
NRG Energy, Inc., 8.250%, due 09/01/20	125,000	139,063
Owens Corning, 6.500%, due 12/01/16	36,000	40,245
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	45,000	48,263
Plains Exploration & Production Co., 6.875%, due 02/15/23	400,000	443,000
Ply Gem Industries, Inc., 8.250%, due 02/15/18	45,000	48,094
Prudential Financial, Inc., 5.200%, due 03/15/44[4]	520,000	497,900
Regions Bank, 7.500%, due 05/15/18	500,000	596,250
Regions Financial Corp., 2.000%, due 05/15/18	410,000	403,164
Reynolds American, Inc., 6.150%, due 09/15/43	200,000	216,381
Royal Caribbean Cruises Ltd.,
7.250%, due 06/15/16	225,000	253,688
7.500%, due 10/15/27	125,000	133,438
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22[1]	280,000	279,300
Seagate HDD Cayman, 3.750%, due 11/15/18[1]	550,000	554,813
Sprint Communications, Inc.,
9.000%, due 11/15/18[1]	25,000	30,250
9.125%, due 03/01/17	25,000	29,500

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
SquareTwo Financial Corp., 11.625%, due 04/01/17		$200,000	$209,500
Standard Pacific Corp., 10.750%, due 09/15/16		25,000	30,250
Suburban Propane Partners LP, 7.500%, due 10/01/18		84,000	90,195
Swift Energy Co., 7.875%, due 03/01/22		25,000	25,000
Time Warner Cable, Inc., 6.550%, due 05/01/37		145,000	133,447
Valero Energy Corp.,
6.625%, due 06/15/37		160,000	182,623
7.500%, due 04/15/32		750,000	896,435
WESCO Distribution, Inc., 5.375%, due 12/15/21[1]		550,000	554,125
XL Group PLC, Series E, 6.500%, due 04/15/17[4,5]		1,040,000	1,019,200
			37,282,396

Venezuela: 0.42%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]		1,000,000	795,000
Total corporate bonds (cost $72,946,096)			73,935,131

Asset-backed securities: 0.76%
Cayman Islands: 0.41%
Fortress Credit BSL II Ltd., Series 2013-2A, Class C, 3.115%, due 10/19/25[1,4]		800,000	782,960

United States: 0.35%
Capital Auto Receivables Asset Trust, Series 2013-3, Class C, 2.790%, due 10/22/18		650,000	657,185
Total asset-backed securities (cost $1,432,871)			1,440,145

Collateralized debt obligations: 4.51%
United Kingdom: 1.26%
Boyne Valley CLO BV, Series 1X, Class F, 2.851%, due 02/12/22[2,4]	EUR	1,700,000	773,837

	Face amount		Value
Cadogan Square CLO BV, Series 2X, Class M, 6.341%, due 08/12/22[2,4]	EUR	2,000,000	$1,630,560
			2,404,397

United States: 3.25%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.094%, due 04/15/25[1,4]		$700,000	677,250
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 3.001%, due 07/28/25[1,4]		500,000	491,249
BlueMountain CLO Ltd., Series 2013-1A, Class B, 2.891%, due 05/15/25[1,4]		1,100,000	1,068,870
Denali Capital CLO X, Series 2013-1A, Class A3L, 3.138%, due 04/28/25[1,4]		900,000	861,750
Galaxy CLO Ltd., Series 2013-16A, Class C, 2.838%, due 11/16/25[1,4]		500,000	485,000
Series 2013-15A, Class C, 2.844%, due 04/15/25[1,4]		700,000	680,750
KKR Financial CLO Trust, Series 2013-1A, Class B, 2.844%, due 07/15/25[1,4]		700,000	665,560
Marathon CLO Ltd., Series 2013-5A, Class A2A, 2.589%, due 02/21/25[1,4]		1,000,000	1,001,192
Octagon Investment Partners XVIII CLO Ltd., Series 2013-1A, Class B, 2.987%, due 12/16/24[1,3,4,6]		250,000	247,298
			6,178,919
Total collateralized debt obligations (cost $7,749,950)			8,583,316

Commercial mortgage-backed securities: 6.72%
United States: 6.72%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]		1,225,000	1,402,810
Banc of America Re-REMIC Trust, Series 2013-DSNY, Class E, 2.767%, due 09/15/26[1,4]		600,000	600,000
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.218%, due 08/15/26[1,4]		500,000	500,555
COBALT Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.963%, due 05/15/46[4]		1,000,000	1,090,772

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.207%, due 12/10/49[4]	$1,000,000	$1,122,594
Commercial Mortgage Pass Through Certificates, Series 2013-FL3, Class MMHP, 3.768%, due 10/13/28[1,4]	900,000	900,844
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	1,000,000	990,081
FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.168%, due 12/25/15[1,4]	900,000	908,945
GS Mortgage Securities Corp. II, Series 2013-KYO, Class D, 2.769%, due 11/08/29[1,4]	750,000	748,156
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1,6]	1,000,000	1,004,999
Madison Avenue Trust, Series 2013-650M, Class D, 4.168%, due 10/12/32[1,4]	350,000	340,228
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	350,000	334,300
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.994%, due 08/12/45[1,4]	650,000	717,417
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.123%, due 02/15/51[4]	1,000,000	1,107,663
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.800%, due 03/18/28[1,4]	1,100,000	1,017,876
Total commercial mortgage-backed securities (cost $12,826,836)		12,787,240

Mortgage & agency debt securities: 11.01%
United States: 11.01%
Federal Home Loan Mortgage Corp. REMIC, IO,[7]
3.000%, due 05/15/27	5,360,752	619,135
3.500%, due 10/15/42	2,925,952	695,045

	Face amount	Value
Federal National Mortgage Association REMIC, IO,[7]
Series 2013-15, Class IO, 2.500%, due 03/25/28	$6,401,875	$722,797
Series 2013-64, Class LI, 3.000%, due 06/25/33	5,393,733	877,211
Series 2011-91, Class EI, 3.500%, due 08/25/26	4,907,287	587,074
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,799,356	412,916
Series 2012-146, Class LI, 4.500%, due 10/25/41	1,930,792	427,619
Government National Mortgage Association Pools, G2 MA0022, 3.500%, due 04/20/42	8,592,222	8,786,725
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	6,478,628	1,421,123
Series 2012-26, Class GI, 3.500%, due 02/20/27	4,329,830	519,580
Series 2012-16, Class AI, 3.500%, due 10/20/38	4,038,712	631,257
Series 2013-53, Class OI, 3.500%, due 04/20/43	4,750,279	1,002,235
JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A6, 3.681%, due 10/25/36[4]	5,697,771	3,011,961
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 4A3, 5.283%, due 09/25/36[4]	1,459,753	1,225,602
Total mortgage & agency debt securities (cost $23,458,750)		20,940,280

Municipal bonds: 2.56%
State of California, General Obligation Bonds,
7.300%, due 10/01/39	300,000	391,032
7.550%, due 04/01/39	1,625,000	2,193,311
State of Illinois, General Obligation Bonds, 5.877%, due 03/01/19	2,100,000	2,284,359
Total municipal bonds (cost $4,806,823)		4,868,702

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount		Value
Bonds—(continued)
US government obligations: 6.57%
US Treasury Bonds, 3.625%, due 08/15/43		$6,000,000	$5,801,250
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 01/15/22		2,069,060	2,025,576
US Treasury Notes, 1.625%, due 11/15/22[8]		5,065,000	4,673,253
Total US government obligations (cost $13,015,726)			12,500,079

Non-US government obligations: 23.98%
Argentina: 0.71%
Republic of Argentina,
0.000%, due 12/15/35[9]		11,700,000	1,064,700
0.000%, due 12/15/35[9]		3,200,825	288,074
			1,352,774

Australia: 1.30%
Queensland Treasury Corp., 6.000%, due 02/21/18	AUD	2,500,000	2,480,231

Austria: 0.71%
Republic of Austria, 3.400%, due 11/22/22[1,2]	EUR	885,000	1,351,494

Belarus: 1.21%
Republic of Belarus, 8.750%, due 08/03/15[2]		$2,325,000	2,304,656

Belgium: 1.49%
Kingdom of Belgium,
4.000%, due 03/28/22	EUR	1,650,000	2,577,651
4.000%, due 03/28/32[2]		165,000	249,837
			2,827,488

Brazil: 2.45%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		$550,000	552,750
Federative Republic of Brazil, 6.000%, due 08/15/50[10]	BRL	4,000,000	3,690,889
Letras do Tesouro Nacional, 6.246%, due 04/01/14[11]		990,000	410,736
			4,654,375

China: 0.28%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	537,063

	Face amount		Value

Costa Rica: 0.42%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[1]		$800,000	$792,000

France: 1.66%
Government of France,
1.000%, due 05/25/18	EUR	730,000	998,431
3.500%, due 04/25/26		720,000	1,068,597
3.750%, due 10/25/19		700,000	1,087,964
			3,154,992

Germany: 2.53%
Bundesrepublik Deutschland,
2.250%, due 09/04/20		1,930,000	2,829,136
4.750%, due 07/04/28		320,000	568,044
Kreditanstalt fuer Wiederaufbau, 5.050%, due 02/04/25	CAD	1,350,000	1,417,935
			4,815,115
Ghana: 0.40%
Republic of Ghana, 7.875%, due 08/07/23[1]		$232,364	226,555
8.500%, due 10/04/17[2]		496,000	534,440
			760,995

Greece: 0.32%
Hellenic Republic, 2.000%, due 02/24/24[2,12]	EUR	230,000	193,989
2.000%, due 02/24/26[2,12]		520,000	413,496
			607,485

Hungary: 0.11%
Government of Hungary, 7.625%, due 03/29/41		$200,000	213,987

Ireland: 0.52%
Government of Ireland, 3.900%, due 03/20/23	EUR	710,000	993,148

Italy: 2.51%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17[2,10]		771,866	1,073,940
2.100%, due 09/15/21[2,10]		1,022,490	1,348,790
3.750%, due 08/01/15		1,150,000	1,629,850
4.250%, due 09/01/19		500,000	729,540
			4,782,120

Mexico: 1.32%
Mexican Udibonos, 4.000%, due 11/15/40[10]	MXN	19,214,424	1,505,941
Mexico Cetes, 4.294%, due 01/09/14[11]		132,000,000	1,001,858
			2,507,799

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Netherlands: 0.41%
Government of the Netherlands, 1.250%, due 01/15/18[1,2]	EUR	565,000	$783,837

Nigeria: 0.27%
Nigeria Treasury Bills, 12.657%, due 04/10/14[11]	NGN	85,000,000	513,426

Poland: 0.50%
Republic of Poland, 5.750%, due 04/25/14	PLN	2,900,000	948,479

Russia: 0.76%
Russian Federation, 7.000%, due 01/25/23	RUB	49,900,000	1,439,921

Spain: 1.63%
Kingdom of Spain, 4.200%, due 01/31/37	EUR	840,000	1,019,902
4.400%, due 10/31/23[1,2]		720,000	999,615
5.850%, due 01/31/22		695,000	1,075,680
			3,095,197

Sweden: 0.87%
Kommuninvest I Sverige AB, 4.000%, due 08/12/17	SEK	10,000,000	1,645,742

United Kingdom: 0.36%
United Kingdom Gilt, 1.250%, due 07/22/18[2]	GBP	425,000	686,317

Venezuela: 1.24%
Republic of Venezuela, 8.250%, due 10/13/24[2]		$3,500,000	2,362,500
Total non-US government obligations (cost $47,359,274)			45,611,141

Structured notes: 2.75%
Ghana: 0.71%
Standard Chartered Bank, 23.000%, due 08/21/17[1] (linked to Ghana Government Bonds, 23.000%, due 08/21/17)		2,800,000	1,339,865

India: 2.04%
Standard Chartered Bank, 8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/23/22)		4,828,773	3,869,649
Total structured notes (cost $6,588,033)			5,209,514

	Face amount		Value
Supranational bonds: 1.48%
EUROFIMA, 6.250%, due 12/28/18[2]	AUD	1,405,000	$1,387,860
European Investment Bank, 6.500%, due 08/07/19		1,425,000	1,429,484
Total supranational bonds (cost $3,262,963)			2,817,344
Total bonds (cost $193,447,322)			188,692,892
	Shares
Common stock: 0.01%
United States: 0.01%
WMI Holdings Corp.* (cost $10,890)		19,801	22,771

Short-term investment: 0.55%
Investment company: 0.55%
UBS Cash Management Prime Relationship Fund[13] (cost $1,047,245)		1,047,245	1,047,245
	Number of contracts
Options purchased: 0.40%
Put options: 0.36%
10 Year US Treasury Notes, strike @ USD 125.0000, expires December 2013		685	428,125
3 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires June 2016		155	120,125
90 Day Euro-Dollar Time Deposit, strike @ USD 99.2500, expires March 2015		550	134,063
	Face amount covered by contracts
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.8000, expires June 2014	EUR	950,000	1,255
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.0000, expires January 2014		550,000	26
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.9000, expires April 2014		$1,830,000	22

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

	Face amount covered by contracts	Value
Options purchased—(concluded)
Put options—(concluded)
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.0300, expires June 2014	$750,000	$395
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.0300, expires June 2014	500,000	269
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.9200, expires June 2014	1,360,000	2,359
		686,639

	Notional Amount	Value
Options purchased on interest rate swaps[3]: 0.04%
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB	$14,000,000	$78,234
Total options purchased (cost $1,731,863)		764,873
Total investments: 100.18% (cost $196,237,320)		190,527,781

Liabilities, in excess of cash and other assets: (0.18%)		(342,856)
Net assets: 100.00%		$190,184,925

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $196,851,047; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,189,085
Gross unrealized depreciation	(11,512,351)
Net unrealized depreciation of investments	$(6,323,266)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to pages 24-25. Portfolio footnotes begin on page 23.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CAD	3,991,045	GBP	2,375,000	01/22/14	$133,511
BB	EUR	5,670,000	CHF	6,989,040	01/22/14	9,872
BB	GBP	2,415,000	AUD	4,104,462	01/22/14	(226,542)
BB	GBP	4,785,000	USD	7,666,097	01/22/14	(160,679)
BB	JPY	384,439,875	USD	3,855,000	01/22/14	100,884
BB	NOK	118,256,811	EUR	14,155,000	01/22/14	(29,782)
BB	USD	892,765	BRL	2,043,000	06/10/14	(54,669)
BB	USD	3,845,000	CAD	3,965,387	01/22/14	(117,863)
BB	USD	3,846,790	GBP	2,385,000	12/12/13	55,538
BB	USD	7,690,000	JPY	751,605,220	01/22/14	(350,456)
BB	USD	18,280	TWD	540,000	12/18/13	(22)
CIBC	AUD	7,840,000	USD	7,349,843	01/22/14	237,238
CIBC	CAD	3,685,000	USD	3,530,776	01/22/14	67,180
CSI	BRL	9,182,850	USD	3,756,842	12/18/13	(161,900)
CSI	EUR	5,960,000	USD	8,053,629	01/22/14	(45,018)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	MXN	20,867,000	USD	1,541,961	12/18/13	$(46,496)
CSI	PHP	46,693,000	USD	1,084,245	12/18/13	16,610
CSI	USD	5,923,859	CHF	5,400,960	01/22/14	37,685
CSI	USD	551,435	CLP	286,950,000	12/18/13	(13,459)
CSI	USD	8,900,052	GBP	5,515,000	01/22/14	120,779
CSI	ZAR	12,170,000	USD	1,161,315	12/18/13	(30,416)
DB	BRL	3,506,000	USD	1,527,469	12/18/13	31,298
DB	IDR	9,685,210,000	USD	870,346	12/18/13	62,929
DB	INR	48,640,000	USD	710,592	12/18/13	(64,916)
DB	MYR	3,340,000	USD	999,850	12/18/13	(35,481)
DB	PHP	381,000	USD	8,875	12/18/13	163
DB	PLN	6,070,000	USD	1,862,706	12/18/13	(97,736)
DB	RUB	25,000,000	USD	755,401	12/12/13	2,462
DB	THB	430,000	USD	13,263	12/18/13	(118)
DB	TRY	15,870	USD	7,548	12/18/13	(282)
DB	UAH	7,137,000	USD	771,564	02/03/14	(88,816)
DB	USD	875,000	BRL	1,926,575	12/18/13	(52,842)
DB	USD	62,318	CLP	32,145,000	12/18/13	(2,053)
DB	USD	15,125	HUF	3,510,000	12/18/13	681
DB	USD	888,551	IDR	9,685,210,000	12/18/13	(81,134)
DB	USD	444,109	INR	30,870,000	12/18/13	48,077
DB	USD	87,939	KRW	96,486,600	12/18/13	3,139
DB	USD	1,007,602	MYR	3,340,000	12/18/13	27,729
DB	USD	1,064,060	PHP	47,074,000	12/18/13	12,287
DB	USD	1,882,054	PLN	6,070,000	12/18/13	78,388
DB	USD	1,214,007	ZAR	12,170,000	12/18/13	(22,276)
GSI	BRL	2,043,000	USD	847,191	06/10/14	9,094
GSI	UAH	1,611,000	USD	162,892	02/03/14	(31,317)
HSBC	CHF	12,390,000	USD	13,521,979	01/22/14	(154,021)
HSBC	USD	3,855,000	CAD	3,979,401	01/22/14	(114,692)
HSBC	USD	19,198,775	NOK	115,940,000	01/22/14	(312,116)
JPMCB	AUD	1,595,000	USD	1,509,557	01/22/14	62,542
JPMCB	GBP	985,000	USD	1,567,703	01/22/14	(43,451)
JPMCB	SEK	13,290,000	USD	2,042,714	01/22/14	18,756
JPMCB	USD	2,181,343	CAD	2,265,000	01/22/14	(52,430)
JPMCB	USD	1,096,014	DKK	6,050,000	01/22/14	6,669
JPMCB	USD	1,074,950	EUR	780,000	01/22/14	(15,060)
RBS	USD	1,920,668	EUR	1,420,000	01/22/14	8,875
RBS	USD	10,107,724	JPY	996,000,000	01/22/14	(381,627)
Net unrealized depreciation on forward foreign currency contracts						$(1,635,284)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 9 contracts (USD)	March 2014	$1,176,311	$1,176,750	$439
US Ultra Bond Futures, 50 contracts (USD)	March 2014	6,857,443	6,956,250	98,807
5 Year US Treasury Notes, 9 contracts (USD)	March 2014	1,087,957	1,088,297	340
10 Year US Treasury Notes, 70 contracts (USD)	March 2014	8,777,549	8,776,250	(1,299)
US Treasury futures sell contracts:
US Long Bond, 6 contracts (USD)	March 2014	(783,600)	(784,500)	(900)
US Ultra Bond Futures, 5 contracts (USD)	March 2014	(692,275)	(695,625)	(3,350)
5 Year US Treasury Notes, 173 contracts (USD)	March 2014	(20,913,856)	(20,919,485)	(5,629)
10 Year US Treasury Notes, 87 contracts (USD)	March 2014	(10,913,642)	(10,907,625)	6,017
Interest rate futures buy contracts:
3 Month EURIBOR, 110 contracts (EUR)	March 2015	37,106,771	37,238,084	131,313
Net unrealized appreciation on futures contracts				$225,738

Options written

	Expiration date	Premiums received	Value
Call options
10 Year US Treasury Notes, 685 contracts, strike @ USD 126.5000	December 2013	$180,936	$(181,953)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	125,995	(184,063)
Put options
10 Year US Treasury Notes, 685 contracts, strike @ USD 123.0000	December 2013	202,376	(117,734)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 96.7500	June 2016	124,307	(65,875)
90 Day Euro-Dollar Time Deposit, 550 contracts, strike @ USD 98.2500	March 2015	142,450	(48,125)
Foreign Exchange Option, Sell EUR/BRL, EUR 950,000 face amount covered by contracts, strike @ BRL 2.6000	June 2014	8,086	(109)
Foreign Exchange Option, Sell EUR/PLN, EUR 550,000 face amount covered by contracts, strike @ PLN 3.9000	January 2014	2,293	0
Foreign Exchange Option, Sell USD/BRL, USD 1,830,000 face amount covered by contracts, strike @ BRL 1.8000	April 2014	4,850	(1)
Foreign Exchange Option, Sell USD/BRL, USD 1,500,000 face amount covered by contracts, strike @ BRL 1.9600	June 2014	6,757	(231)
Foreign Exchange Option, Sell USD/BRL, USD 1,000,000 face amount covered by contracts, strike @ BRL 1.9600	June 2014	4,952	(160)
Foreign Exchange Option, Sell USD/TRY, USD 680,000 face amount covered by contracts, strike @ TRY 1.9800	June 2014	21,488	(4,414)
Options written on interest rate swaps[3]
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(941,760)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(27,894)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(9,260)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Options written (concluded)

	Expiration date	Premiums received	Value
Options written on credit default swaps on credit indices[3]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/18/13. European style. Counterparty: JPMCB, Notional Amount USD 30,000,000	December 2013	$375,000	$(9)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/18/13. European style. Counterparty: MLI, Notional Amount USD 13,750,000	December 2013	126,500	(410,904)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/18/13. European style. Counterparty: MLI, Notional Amount USD 15,000,000	December 2013	60,000	(169,222)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 21 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 03/19/14. European style. Counterparty: CITI, Notional Amount USD 25,000,000	March 2014	390,000	(304,036)
Total options written		$2,470,425	$(2,465,750)

Written options activity for the year ended November 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2012	200	$89,300
Options written	4,773	1,094,416
Options terminated in closing purchase transactions	(2,743)	(407,652)
Options expired prior to exercise	—	—
Options outstanding at November 30, 2013	2,230	$776,064

Swaptions and foreign exchange written options activity for the year ended November 30, 2013 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2012	$2,423,732
Swaptions & foreign exchange options written	2,326,149
Swaptions & foreign exchange options terminated in closing purchase transactions	(3,051,344)
Swaptions & foreign exchange options expired prior to exercise	(4,176)
Swaptions & foreign exchange options outstanding at November 30, 2013	$1,694,361

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Currency swap agreements3

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[14]	Receive rate[14]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	AUD	22,328,244	USD	21,087,910	12/24/13	3 month BBSW	3 month USD LIBOR	$—	$585,778	$585,778
BB	INR	249,400,000	USD	4,000,000	12/05/16	7.500%	6 month USD LIBOR	—	(10,442)	(10,442)
BB	USD	21,087,910	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	—	(576,498)	(576,498)
								$—	$(1,162)	$(1,162)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[14]	Payments received by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	KRW	4,800,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(54,075)	$(54,075)
CITI	USD	42,400,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	131,893	131,893
CSI	CAD	36,375,000	02/11/14	2.775	3 month BA	—	(256,166)	(256,166)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	(293,326)	2,014,760	1,721,434
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(1,017,550)	(1,017,550)
DB	EUR	8,200,000	05/04/22	2.130	6 month EURIBOR	467,871	(481,643)	(13,772)
DB	EUR	3,650,000	05/04/42	6 month EURIBOR	2.460	—	(83,534)	(83,534)
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	(36,928)	(36,928)
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(26,526)	(26,526)
JPMCB	CAD	36,375,000	02/11/14	3 month BA	2.775	—	256,165	256,165
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(2,014,760)	(2,014,760)
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	481,643	481,643
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	83,534	83,534
JPMCB	USD	105,000,000	02/12/16	0.825	3 month LIBOR (USD BBA)	—	(265,645)	(265,645)
JPMCB	USD	42,300,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	121,073	121,073
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	358,596	358,596
MLI	CAD	105,000,000	02/08/16	3 month BA	1.785	—	221,846	221,846
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	242,495	242,495
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(625,017)	(430,324)
MLI	CAD	7,410,000	02/04/31	3 month BA	3.475	—	(10,757)	(10,757)
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(292,741)	(292,741)
MLI	ZAR	12,000,000	06/04/18	3 month JIBAR	6.400	—	(36,565)	(36,565)
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(1,334,938)	(1,334,938)
						$369,238	$(2,624,840)	$(2,255,602)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Credit default swaps on corporate and sovereign issues—buy protection15

Counterparty	Referenced obligation[16]	Notional amount		Termination date	Payments made by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized depreciation
CITI	Commerzbank AG Bond, 4.000%, due 09/16/20	EUR	1,600,000	06/20/18	1.000%	$(57,445)	$(409)	$(57,854)
JPMCB	Government of Japan Bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000	20,131	(107,446)	(87,315)
MLI	XLIT Ltd. Bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	(68,791)	(100,961)
MLI	Nucor Corp. Bond, 5.750%, due 12/01/17	USD	3,025,000	03/20/18	1.000	40,282	(75,343)	(35,061)
MLI	Allstate Corp. Bond, 6.750%, due 05/15/18	USD	3,025,000	03/20/18	1.000	58,482	(93,193)	(34,711)
MSCI	Deutsche Bank AG Bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(44,073)	(138,556)
						$(65,203)	$(389,255)	$(454,458)

Credit default swaps on credit indices—sell protection17

Counterparty	Referenced Index[16]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[18]
CSI	CMBX.NA.BBB. Series 6 Index	USD	9,550,000	05/11/63	3.000%	$386,131	$(393,644)	$(7,513)	3.700%
MLI	CDX.NA.HY. Series 15 Index	USD	4,000,000	12/20/15	5.000	295,000	383,601	678,601	0.840
MSCI	CMBX.NA.A. Series 6 Index	USD	9,500,000	05/11/63	2.000	121,598	(119,551)	2,047	2.240
						$802,729	$(129,594)	$673,135

Credit default swaps on corporate and sovereign issues—sell protection17

Counterparty	Referenced obligation[16]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[18]
BB	Lloyds TSB Bank PLC Bond, 3.375%, due 04/20/15	EUR	1,600,000	06/20/18	1.000%	$62,351	$21,848	$84,199	0.820%
JPMCB	Republic of China Bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	91,558	75,516	0.480
MLI	JPMorgan Chase & Co. Bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	57,804	102,962	0.540
MLI	Barrick Gold Corp. Bond, 5.800%, due 11/15/34	USD	3,025,000	03/20/18	1.000	59,443	(78,477)	(19,034)	1.670
MLI	Hartford Financial Services Group, Inc. Bond, 6.000%, due 01/15/19	USD	3,025,000	03/20/18	1.000	33,599	50,164	83,763	0.650
						$184,509	$142,897	$327,406

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Total return swap agreement3

Counterparty	Notional amount		Termination date	Payments made by the Fund[14]	Payments received by the Fund[14]		Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	6,710,000	12/20/13	3 month USD LIBOR	—	[19]	$—	$(235,341)	$(235,341)

Centrally cleared interest rate swap agreement

Notional amount		Termination date	Payments made by the Fund[14]	Payments received by the Fund[14]	Upfront payments	Value	Unrealized depreciation
CAD	9,200,000	02/11/22	3 month BA	2.626%	$—	$(1,058)	$(1,058)

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$73,935,131	$—	$73,935,131
Asset-backed securities	—	657,185	782,960	1,440,145
Collateralized debt obligations	—	1,001,192	7,582,124	8,583,316
Commercial mortgage-backed securities	—	11,286,396	1,500,844	12,787,240
Mortgage & agency debt securities	—	19,789,443	1,150,837	20,940,280
Municipal bonds	—	4,868,702	—	4,868,702
US government obligations	—	12,500,079	—	12,500,079
Non-US government obligations	—	45,611,141	—	45,611,141
Structured notes	—	5,209,514	—	5,209,514
Supranational bonds	—	2,817,344	—	2,817,344
Common stock	22,771	—	—	22,771
Short-term investment	—	1,047,245	—	1,047,245
Options purchased	682,313	82,560	—	764,873
Forward foreign currency contracts, net	—	(1,635,284)	—	(1,635,284)
Futures contracts, net	225,738	—	—	225,738
Options written	(597,750)	(1,868,000)	—	(2,465,750)
Swap agreements, net[20]	—	(3,238,353)	—	(3,238,353)
Total	$333,072	$172,064,295	$11,016,765	$183,414,132

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Asset-backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Mortgage & agency debt securities	Common stock	Total
Assets
Beginning balance	$—	$4,798,347	$—	$608,192	$10	$5,406,549
Purchases	782,960	5,246,332	1,500,000	—	—	7,529,292
Issuances	—	—	—	—	—	—
Sales	—	(4,280,625)	—	—	—	(4,280,625)
Accrued discounts (premiums)	—	—	—	(154,295)	—	(154,295)
Total realized gain	—	1,877,925	—	—	—	1,877,925
Change in net unrealized appreciation/depreciation	—	(1,690,415)	844	177,360	(10)	(1,512,221)
Transfers into Level 3	—	1,630,560	—	519,580	—	2,150,140
Transfers out of Level 3	—	—	—	—	—	—
Ending balance	$782,960	$7,582,124	$1,500,844	$1,150,837	$—	$11,016,765

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at November 30, 2013 was $929,595. Transfers into Level 3 represent the value at the end of the period. At November 30, 2013, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the value of these securities amounted to $35,877,993 or 18.86% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2013, the value of these securities amounted to $29,862,913 or 15.70% of net assets.
[3]	Security is illiquid. At November 30, 2013, the value of these securities and other illiquid derivative instruments amounted to $4,810,528 or 2.53% of net assets.
[4]	Variable or floating rate security—The interest rate shown is the current rate as of November 30, 2013 and changes periodically.
[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At November 30, 2013, the value of these securities amounted to $1,252,297 or 0.66% of net assets.
[7]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[8]	All or a portion of this security has been designated as collateral for open swap agreements.
[9]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[10]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[11]	Rate shown reflects annualized yield at November 30, 2013 on zero coupon bond.
[12]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2013. Maturity date disclosed is the ultimate maturity date.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

[13]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/12	Purchases during the year ended 11/30/13	Sales during the year ended 11/30/13	Value 11/30/13	Income earned from affiliate for the year ended 11/30/13
UBS Cash Management Prime Relationship Fund	$10,963,080	$81,661,963	$91,577,798	$1,047,245	$6,715

[14]	Payments made or received are based on the notional amount.
[15]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[16]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[17]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[18]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[19]	Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.
[20]	Swap agreements are included in the table, at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
GS	Goldman Sachs
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company

Re-REMIC	Combined Real Estate Mortgage Investment Conduit
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2013

Counterparty abbreviations

BB	Barclays Bank PLC
CIBC	Canadian Imperial Bank Of Commerce
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International

HSBC	HSBC Bank PLC
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities — November 30, 2013

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$195,190,075)	$189,480,536
Investment in securities of an affiliated issuer, at value (cost—$1,047,245)	1,047,245
Total investments, at value (cost—$196,237,320)	$190,527,781
Foreign currency, at value (cost—$4,441,068)	4,416,279
Interest receivable	2,464,188
Receivable for investments sold	3,056,958
Foreign tax reclaims receivable	19,182
Variation margin on futures contracts	227,835
Due from broker for futures contracts	528,761
Cash collateral for futures contracts	996,079
Cash collateral for swap agreements	10,000
Outstanding swap agreements, at value[1]	5,102,758
Unrealized appreciation on forward foreign currency contracts	1,152,386
Other assets	2,215
Total assets	208,504,422
Liabilities:
Outstanding swap agreements, at value[1]	8,340,053
Payable for investments purchased	3,611,385
Unrealized depreciation on forward foreign currency contracts	2,787,670
Options written, at value (premiums received—$2,470,425)	2,465,750
Due to custodian	534,288
Payable for investment advisory and administration fees	304,587
Due to broker for swap agreements	132,234
Directors’ fees payable	3,653
Variation margin on centrally cleared swap agreements	1,062
Accrued expenses and other liabilities	138,815
Total liabilities	18,319,497
Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$199,836,721
Distributions in excess of net investment income	(648,116)
Accumulated net realized gain	136,964
Net unrealized depreciation	(9,140,644)
Net assets	$190,184,925
Net asset value per share	$10.42

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $1,291,273.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

For the year ended November 30, 2013
Investment income:
Interest income, net of foreign withholding taxes of $69,667	$10,319,884
Affiliated income	6,715
Total income	10,326,599
Expenses:
Investment advisory and administration fees	2,013,246
Custody and accounting fees	146,850
Professional fees	140,155
Reports and notices to shareholders	83,584
Listing fees	23,745
Transfer agency fees	16,053
Directors’ fees	14,545
Insurance expense	4,788
Other expenses	47,782
Total expenses	2,490,748
Less: Fee waivers by investment advisor and administrator	(100,645)
Net expenses	2,390,103
Net investment income	7,936,496
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	7,946,541
Futures contracts	(2,685,513)
Options written	1,053,409
Swap agreements	(4,184,053)
Forward foreign currency contracts	(6,256,093)
Foreign currency transactions	5,449
Change in net unrealized appreciation/depreciation on:
Investments	(16,452,747)
Futures contracts	151,295
Options written	694,221
Swap agreements	4,155,220
Forward foreign currency contracts	(1,517,200)
Translation of other assets and liabilities denominated in foreign currency	(58,772)
Net realized and unrealized loss from investment activities	(17,148,243)
Net decrease in net assets resulting from operations	$(9,211,747)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the years ended November 30,
	2013	2012
From operations:
Net investment income	$7,936,496	$8,069,423
Net realized gain (loss)	(4,120,260)	9,499,332
Change in net unrealized appreciation/depreciation	(13,027,983)	6,166,116
Net increase (decrease) in net assets resulting from operations	(9,211,747)	23,734,871
Dividends and distributions to shareholders from:
Net investment income	(5,866,970)	(8,417,320)
Return of capital	(6,262,369)	—
Net realized gains	(2,083,332)	(9,270,007)
Total dividends and distributions to shareholders	(14,212,671)	(17,687,327)
Net increase (decrease) in net assets	(23,424,418)	6,047,544
Net assets:
Beginning of year	213,609,343	207,561,799
End of year	$190,184,925	$213,609,343
Accumulated undistributed/(distributions in excess of) net investment income	$(648,116)	$1,284,468

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended November 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.70	$11.37	$12.12	$11.94	$9.34
Net investment income[1]	0.43	0.44	0.46	0.51	0.55
Net realized and unrealized gains (losses)	(0.93)	0.86	0.56	0.55	2.83
Net increase (decrease) from operations	(0.50)	1.30	1.02	1.06	3.38
Dividends from net investment income	(0.33)	(0.46)	(1.26)	(0.84)	(0.78)
Distributions from net realized gains	(0.11)	(0.51)	(0.51)	(0.04)	—
Return of capital	(0.34)	—	—	—	—
Total dividends and distributions	(0.78)	(0.97)	(1.77)	(0.88)	(0.78)
Net asset value, end of year	$10.42	$11.70	$11.37	$12.12	$11.94
Market price, end of year	$8.90	$10.71	$10.52	$11.74	$10.63
Total net asset value return[2]	(4.56)%	12.13%	8.93%	9.23%	37.82%
Total market price return[3]	(10.23)%	11.42%	4.54%	19.42%	53.96%
Ratios to average net assets:
Expenses before fee waivers	1.24%	1.22%	1.22%	1.23%	1.25%
Expenses after fee waivers	1.19%	1.17%	1.17%	1.18%	1.23%
Net investment income	3.94%	3.90%	3.95%	4.22%	5.30%
Supplemental data:
Net assets, end of year (000’s)	$190,185	$213,609	$207,562	$221,217	$218,009
Portfolio turnover rate	78%	182%	121%	59%	128%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so

Strategic Global Income Fund, Inc.

Notes to financial statements

significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

Strategic Global Income Fund, Inc.

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of November 30, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of November 30, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended November 30, 2013. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Strategic Global Income Fund, Inc.

Notes to financial statements

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended November 30, 2013 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$1,152,386	$1,152,386
Futures contracts[2]	236,916	—	—	236,916
Options purchased[1]	760,547	—	4,326	764,873
Swap agreements[1,2]	3,912,005	604,975	585,778	5,102,758
Total value	$4,909,468	$604,975	$1,742,490	$7,256,933

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin, if any, is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(2,787,670)	$(2,787,670)
Futures contracts[2]	(11,178)	—	—	(11,178)
Options written[1]	(1,576,664)	(884,171)	(4,915)	(2,465,750)
Swap agreements[1,2]	(6,773,244)	(980,927)	(586,940)	(8,341,111)
Total value	$(8,361,086)	$(1,865,098)	$(3,379,525)	$(13,605,709)

[1]	Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin, if any, is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the year ended November 30, 2013 were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(6,256,093)	$(6,256,093)
Futures contracts	(2,685,513)	—	—	(2,685,513)
Options purchased[2]	(1,216,374)	—	(756,861)	(1,973,235)
Options written	387,128	669,050	(2,769)	1,053,409
Swap agreements	(3,908,821)	(1,524,148)	1,248.916	(4,184,053)
Total net realized loss	$(7,423,580)	$(855,098)	$(5,766,807)	$(14,045,485)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(1,517,200)	$(1,517,200)
Futures contracts	151,295	—	—	151,295
Options purchased[2]	(1,544,103)	—	379,270	(1,164,833)
Options written	609,140	67,329	17,752	694,221
Swap agreements	4,183,845	371,784	(400,409)	4,155,220
Total change in net unrealized appreciation/depreciation	$3,400,177	$439,113	$(1,520,587)	$2,318,703

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Strategic Global Income Fund, Inc.

Notes to financial statements

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Strategic Global Income Fund, Inc.

Notes to financial statements

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic

Strategic Global Income Fund, Inc.

Notes to financial statements

stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2013 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is

Strategic Global Income Fund, Inc.

Notes to financial statements

contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements, at value on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums

Strategic Global Income Fund, Inc.

Notes to financial statements

paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees through July 31, 2014, thereby reducing the fees to 0.95% for such period. At November 30, 2013, the Fund owed UBS Global AM $304,587 which is composed of $320,618 of investment advisory and administration fees less fees waived of $16,031. For the year ended November 30, 2013, UBS Global AM waived $100,645 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. For the year ended November 30, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $36,254,844. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least

Strategic Global Income Fund, Inc.

Notes to financial statements

equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2013.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2013. For the years ended November 30, 2013 and November 30, 2012, there were no transactions involving common stock.

Purchases and sales of securities

For the year ended November 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $139,408,454, and $144,859,949, respectively. For the same period, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows: $13,786,179, and $18,446,537, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

Distributions paid from:	2013		2012
Ordinary income	$4,832,639		$11,928,493
Return of capital	6,262,369	*	—
Net long-term capital gains	3,117,663		5,758,834
Total distributions paid	$14,212,671		$17,687,327

*	The return of capital is primarily due to tax treatment of foreign currency losses.

At November 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(825,915)
Net unrealized depreciation	(8,825,881)
Total accumulated earnings (deficit)	$(9,651,796)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to wash sales, premium amortization adjustments and derivative related adjustments.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2013, the Fund’s accumulated undistributed net investment income was decreased $4,002,110, accumulated net realized

Strategic Global Income Fund, Inc.

Notes to financial statements

loss was decreased $3,962,222, and capital stock was increased $39,888. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, swap adjustments, tax character of distributions and adjustments for certain debt obligations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

The Fund did not have any capital loss carryforwards expire as of November 30, 2013.

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended November 30, 2013, the Fund did not incur, or elect to defer any such losses.

As of and during the year ended November 30, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

January 29, 2014

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2013. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2014. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,117,663 as long-term capital gains for the fiscal year ended November 30, 2013. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Strategic Global Income Fund, Inc.

General information

(unaudited)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009 and (4) effective June 2011. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”), a closed-end investment company, on July 16-17, 2013, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. Independent Directors discussed the materials initially provided by management among themselves on several occasions prior to the scheduled board meeting, and independent legal counsel participated in several such discussions. The Independent Directors also met in executive session with their independent legal counsel to review the presentation that had been made to them at the meeting. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $159 billion in assets under management as of March 31, 2013 and was part of the UBS Global Asset Management Division, which had approximately $632 billion in assets under management worldwide as of March 31, 2013. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangements for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). The Expense Group consisted of the Fund and two other comparable non-leveraged funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were above the respective Expense Group medians. Management explained that the Fund’s higher total expense ratio is a factor of a slightly larger management fee and higher other, non-management expenses. Management noted that the small peer group makes expense evaluation challenging, particularly considering that one of the expense group peers is significantly larger in size, thus having a lower other, non-management expense component. Management also noted that the Fund has a broader investment mandate than its peers, one of which invests almost exclusively in global sovereign debt markets, while the other invests across sovereign, corporate and securitized debt. The Fund, on the other hand, allocates broadly across a variety of fixed income markets which includes, but is not limited to, sovereign and supranational debt, investment grade and high yield corporate credit, residential and commercial mortgage-backed securities, as well as collateralized debt and loan obligations. Management further noted that, in addition to actively managing duration/curve strategies and spread sectors, the Fund also implements an active currency strategy in an attempt to add value. Management also noted that UBS Global AM has agreed to continue waiving 5 basis points (i.e., 0.05%) of its advisory fee through July 31, 2014, making the Fund’s effective Actual Management Fee, after the waiver, 95 basis points (i.e., 0.95%) of the Fund’s average weekly net assets until July 31, 2014.

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement. Nonetheless, the board determined that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2013, (b) annualized performance information for each year in the ten-year period ended April 30, 2013 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was above the Performance Universe median for the one-, three- and five-year periods and below the Performance Universe median for the ten-year

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

period and since inception. Management noted that the Performance Universe for the ten-year period and since inception may have been too small to make any statistically meaningful comparisons, as it only included the Fund and one other peer fund. Management also noted that it had recently expanded the investment team responsible for overseeing the Fund and made additional enhancements to investment policies to provide more flexibility in seeking to improve overall risk-adjusted performance of the Fund.

Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. The board also noted that advisory contracts of closed-end funds frequently do not contain breakpoints applicable to a fund’s current asset size. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2014 annual stockholders meeting, with another class expiring at the 2015 meeting and the remaining class’s term expiring at the 2016 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I—Richard R. Burt and Meyer Feldberg; Class II—Bernard H. Garil and Heather R. Higgins; and Class III—Richard Q. Armstrong and Alan S. Bernikow. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Meyer Feldberg††; 71 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992; Term expires 2014	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 20 investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and the New York City Ballet.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard Q. Armstrong; 78 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2016	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates as investment advisor or manager.	None

Alan S. Bernikow; 73 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2016	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is a director of Premier American Bank, N.A.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard R. Burt; 66 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1996; Term expires 2014	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Bernard H. Garil; 73 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2015	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1991 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 54 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director	Since 2006; Term expires 2015	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) (until term-limited) and the Philanthropy Roundtable. She also serves as a member of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 48	Vice President, Assistant Secretary and Interim Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since January 2014 (Interim Chief Compliance Officer)	Mr. Allessie is an executive director (since 2007) (prior to which he was a director), deputy general counsel (since 2005) and interim chief compliance officer (since January 2014) at UBS Global AM—Americas region. Mr. Allessie is a vice president, assistant secretary and interim chief compliance officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010	Mr. Carver is a managing director and head of product development and management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America fund treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Scott E. Dolan*; 47	Vice President	Since 2012	Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS Global AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS Global AM. He also serves as a member of UBS Global AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

John Dugenske**; 47	Vice President	Since 2012	Mr. Dugenske is a managing director and global head of fixed income for the global asset management division of UBS AG (since 2013, previously head of North American fixed income from 2009 to 2013 at UBS Global AM—Americas region.) He has overall responsibility for fixed income investment capabilities for the global asset management division of UBS AG and is a member of the UBS Global Asset Management Executive Committee. He also chairs the UBS Global AM Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Craig G. Ellinger**; 43	Vice President	Since 2012	Mr. Ellinger is a managing director and the head of US investment grade and global high yield fixed income at UBS Global AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees US investment grade and global high yield portfolio management. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Brian Fehrenbach**; 48	Vice President	Since 2012	Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS Global AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis, and has been with UBS Global AM since 2006. He also serves as a member of UBS Global AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 55	Vice President and Secretary	Since 2004 (Vice President and Secretary)	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) director (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy Osborn*; 47	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Uwe Schillhorn**; 49	Vice President	Since 2004	Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global Asset Management division of UBS AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 30	Vice President	Since February 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Strategic Global Income Fund, Inc.

UBS family of funds privacy notice

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	John Dugenske Vice President Craig Ellinger Vice President
Thomas Disbrow Vice President and Treasurer Scott Dolan Vice President	Brian Fehrenbach Vice President Uwe Schillhorn Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©UBS 2014. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S299

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended November 30, 2013 and November 30, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,564 and $68,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended November 30, 2013 and November 30, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,444 and $5,144, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2013 and 2012 semiannual financial statements, and (2) review of the consolidated 2012 and 2011 report on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended November 30, 2013 and November 30, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $6,142 and $5,619, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended November 30, 2013 and November 30, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2013)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2013 and November 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2013 and November 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2013 and November 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2013 and November 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2013 and November 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2013 and November 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended November 30, 2013, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended November 30, 2013 and November 30, 2012, the aggregate fees billed by E&Y of $240,961 and $228,125, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$10,586	$10,763
Non-Covered Services	$230,375	$217,362

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)	Names – Uwe Schillhorn, Craig Ellinger, Scott Dolan, John Dugenske and Brian Fehrenbach provide day-to-day portfolio management for the registrant as a team.

Title – Messrs. Schillhorn, Ellinger, Dolan, Dugenske and Fehrenbach are each a Vice President of the registrant.

Length of Service – Mr. Schillhorn began serving as a portfolio manager for the registrant in 2004 and became a Vice President in May 2004. Mr. Ellinger began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dolan began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dugenske began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Fehrenbach began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012.

Business Experience Last 5 Years (for Mr. Schillhorn ) – Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director) and head of emerging markets debt (since 2004) at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As head of emerging markets debt, he oversees the management of all emerging market portfolios, including research, formulation and implementation of investment strategy and trading.

Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the head of US investment grade and global high yield fixed income at UBS Global AM (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM (since 2008). In this role, he oversees US investment grade and global high yield portfolio management.

Business Experience Last 5 Years (for Mr. Dolan) – Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS Global AM (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS Global AM.

Business Experience Last 5 Years (for Mr. Dugenske) – Mr. Dugenske is a managing director and global head of fixed income for the global asset management division of UBS AG (since 2013; previously, head of North American fixed income from 2009 to 2013 at UBS Global AM-Americas region). He has overall responsibility for fixed income investment capabilities for the global asset management division of UBS AG and is a member of the UBS Global Asset Management Executive Committee. He also chairs the UBS Global AM Fixed Income Investment Committee.

Business Experience Last 5 Years (for Mr. Fehrenbach) – Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS Global AM (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis and has been with UBS Global AM since 2006.

Information in 8(a)(1) is as of February 10, 2014.

(a) (2) (i) Messrs. Schillhorn, Ellinger, Dolan, Dugenske and Fehrenbach are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Mr. Schillhorn is responsible for 3 additional Registered Investment Companies (not including the registrant) totaling approximately $294 million as of November 30, 2013.

Mr. Ellinger is responsible for 10 additional Registered Investment Companies (not including the registrant) totaling approximately $1 billion as of November 30, 2013.

Mr. Dolan is responsible for 7 additional Registered Investment Companies (not including the registrant) totaling approximately $578 million as of November 30, 2013.

Mr. Fehrenbach is responsible for 7 additional Registered Investment Companies (not including the registrant) totaling approximately $629 million as of November 30, 2013.

Mr. Dugenske is responsible for 6 additional Registered Investment Companies (not including the registrant) totaling approximately $630 million as of November 30, 2013.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

Mr. Schillhorn is responsible for 17 Other Pooled Investment Vehicles totaling approximately $6 billion as of November 30, 2013.

Mr. Ellinger is responsible for 11 Other Pooled Investment Vehicles totaling approximately $7 billion as of November 30, 2013.

Mr. Dolan is responsible for 7 Other Pooled Investment Vehicles totaling approximately $1 billion as of November 30, 2013.

Mr. Fehrenbach is responsible for 5 Other Pooled Investment Vehicles totaling approximately $720 million as of November 30, 2013.

Mr. Dugenske is responsible for no Other Pooled Investment Vehicles as of November 30, 2013.

(a) (2) (ii) (C) Other accounts

Mr. Schillhorn is responsible for 14 other accounts totaling approximately $12 billion as of November 30, 2013.

Mr. Ellinger is responsible for 6 other accounts totaling less than $337 million as of November 30, 2013.

Mr. Dolan is responsible for 13 other accounts totaling approximately $7 billion as of November 30, 2013.

Mr. Fehrenbach is responsible for 15 other accounts totaling approximately $3 billion as of November 30, 2013.

Mr. Dugenske is responsible for 2 other accounts totaling less than $1 million as of November 30, 2013.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account as of November 30, 2013.

Mr. Schillhorn is responsible for one account totaling approximately $278 million as of November 30, 2013, for which an advisory fee is based on the performance of the account; none of the accounts referenced above for Messrs. Ellinger, Dolan, Fehrenbach and Dugenske had such an advisory fee arrangement as of November 30, 2013.

(a) (2) (iv) Conflicts.

  The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

   If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

  The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

  (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2013.)

(a) (3)	Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Registrant’s portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is subject to change and is delivered in cash and, when over a defined total compensation threshold, deferral vehicles.

•	Variable deferred – employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•	Global AM EOP awards vest over five years with one third of the award vesting in year two, one third in year three and one third in year five, subject to continued service. Through the Global AM EOP, all deferred awards are granted in the form of vehicles aligned to selected UBS Global AM funds, known as Notional Funds (formerly known as Alternative Investment Vehicles or AIVs).

•	The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to continued service.

UBS Global AM believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

  UBS Global AM strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Registrant versus its benchmark, here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2013.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2013.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 10, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 10, 2014